Exhibit (h)(19)(vi)

SCHEDULE A

VANGUARD FUND OF FUNDS INVESTMENT AGREEMENT

LIST OF FUNDS TO WHICH THE AGREEMENT APPLIES

UPDATED: OCTOBER 16, 2025 TO REMOVE REFERENCES TO THE 1290 RETIREMENT FUNDS, EFFECTIVE MAY 30, 2025

Investing Funds

EQ ADVISORS TRUST

1290 VT Convertible Securities Portfolio

1290 VT DoubleLine Opportunistic Bond Portfolio

1290 VT Equity Income Portfolio

1290 VT GAMCO Mergers & Acquisitions Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT High Yield Bond Portfolio

1290 VT Micro Cap Portfolio

1290 VT Moderate Growth Allocation Portfolio

1290 VT Multi-Alternative Strategies Portfolio

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

1290 VT Small Cap Value Portfolio

1290 VT SmartBeta Equity ESG Portfolio

1290 VT Socially Responsible Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/AB Sustainable U.S. Thematic Portfolio

EQ/Aggressive Growth Strategy Portfolio

EQ/All Asset Growth Allocation Portfolio

EQ/American Century Mid Cap Value Portfolio

EQ/American Century Moderate Growth Allocation Portfolio

EQ/Balanced Strategy Portfolio

EQ/Capital Group Research Portfolio

EQ/ClearBridge Large Cap Growth ESG Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/Common Stock Index Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Core Bond Index Portfolio

EQ/Core Plus Bond Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/Equity 500 Index Portfolio

EQ/Fidelity Institutional AM® Large Cap Portfolio

EQ/Franklin Moderate Allocation Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Small Cap Value Managed Volatility Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/Goldman Sachs Growth Allocation Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

EQ/Growth Strategy Portfolio

EQ/Intermediate Corporate Bond Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Core Managed Volatility Portfolio

EQ/International Equity Index Portfolio

EQ/International Managed Volatility Portfolio

EQ/International Value Managed Volatility Portfolio

EQ/Invesco Comstock Portfolio

EQ/Invesco Global Portfolio

EQ/Invesco Global Real Assets Portfolio

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

EQ/Janus Enterprise Portfolio

EQ/JPMorgan Growth Allocation Portfolio

EQ/JPMorgan Growth Stock Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/Long-Term Bond Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/MFS International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio

EQ/MFS Mid Cap Focused Growth Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Utilities Series Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Money Market Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return ESG Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Health Sciences Portfolio

EQ/Ultra Conservative Strategy Portfolio

EQ/Value Equity Portfolio

EQ/Wellington Energy Portfolio

Equitable Conservative Growth MF/ETF Portfolio

Equitable Growth MF/ETF Portfolio

Equitable Moderate Growth MF/ETF Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Technology Portfolio

1290 FUNDS

1290 Avantis U.S. Large Cap Growth Fund

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

I. SCHEDULE A

List of Funds to Which the Agreement Applies

As of May 22, 2025

VANGUARD FUNDS

Vanguard Admiral Funds

Vanguard S&P 500 Growth ETF (VOOG)

Vanguard S&P 500 Value ETF (VOOV)

Vanguard S&P Mid-Cap 400 ETF (IVOO)

Vanguard S&P Mid-Cap 400 Growth ETF (IVOG)

Vanguard S&P Mid-Cap 400 Value ETF (IVOV)

Vanguard S&P Small-Cap 600 ETF (VIOO)

Vanguard S&P Small-Cap 600 Growth ETF (VIOG)

Vanguard S&P Small-Cap 600 Value ETF (VIOV)

Vanguard Bond Index Funds

Vanguard Intermediate-Term Bond ETF (BIV)

Vanguard Long-Term Bond ETF (BLV)

Vanguard Short-Term Bond ETF (BSV)

Vanguard Total Bond Market ETF (BND)

Vanguard Ultra-Short Bond ETF (VUSB)

Vanguard California Tax-Free Funds

Vanguard California Tax-Exempt Bond ETF (VTEC)

Vanguard Charlotte Funds

Vanguard Total International Bond ETF (BNDX)

Vanguard Index Funds

Vanguard Extended Market ETF (VXF)

Vanguard Growth ETF (VUG)

Vanguard Large-Cap ETF (VV)

Vanguard Mid-Cap ETF (VO)

Vanguard Mid-Cap Growth ETF (VOT)

Vanguard Mid-Cap Value ETF (VOE)

Vanguard S&P 500 ETF (VOO)

Vanguard Small-Cap ETF (VB)

Vanguard Small-Cap Growth ETF (VBK)

Vanguard Small-Cap Value ETF (VBR)

Vanguard Total Stock Market ETF (VTI)

Vanguard Value ETF (VTV)

Vanguard Institutional Index Funds

Vanguard 0-3 Month Treasury Bill ETF (VBIL)

Vanguard Ultra-Short Treasury ETF (VGUS)

Vanguard International Equity Index Funds

Vanguard FTSE All-World ex-US ETF (VEU)

Vanguard FTSE All-World ex-US Small-Cap ETF (VSS)

Vanguard FTSE Emerging Markets ETF (VWO)

Vanguard FTSE Europe ETF (VGK)

Vanguard FTSE Pacific ETF (VPL)

Vanguard Global ex-U.S. Real Estate ETF (VNQI)

Vanguard Total World Stock ETF (VT)

Vanguard Malvern Funds

Vanguard Core Bond ETF (VCRB)

Vanguard Core-Plus Bond ETF (VPLS)

Vanguard Short-Term Inflation-Protected Securities ETF (VTIP)

Vanguard Municipal Bond Funds

Vanguard Intermediate-Term Tax-Exempt Bond ETF (VTEI)

Vanguard Tax-Exempt Bond ETF (VTEB)

Vanguard Scottsdale Funds

Vanguard Intermediate-Term Corporate Bond ETF (VCIT)

Vanguard Intermediate-Term Treasury ETF (VGIT)

Vanguard Long-Term Corporate Bond ETF (VCLT)

Vanguard Long-Term Treasury ETF (VGLT)

Vanguard Mortgage-Backed Securities ETF (VMBS)

Vanguard Russell 1000 ETF (VONE)

Vanguard Russell 1000 Growth ETF (VONG)

Vanguard Russell 1000 Value ETF (VONV)

Vanguard Russell 2000 ETF (VTWO)

Vanguard Russell 2000 Growth ETF (VTWG)

Vanguard Russell 2000 Value ETF (VTWV)

Vanguard Russell 3000 ETF (VTHR)

Vanguard Short-Term Corporate Bond ETF (VCSH)

Vanguard Short-Term Treasury ETF (VGSH)

Vanguard Specialized Funds

Vanguard Dividend Appreciation ETF (VIG)

Vanguard Real Estate ETF (VNQ)

Vanguard STAR Funds

Vanguard Total International Stock ETF (VXUS)

Vanguard Tax-Managed Funds

Vanguard FTSE Developed Markets ETF (VEA)

Vanguard Wellington Fund

Vanguard U.S. Minimum Volatility ETF (VFMV)

Vanguard U.S. Momentum Factor ETF (VFMO)

Vanguard U.S. Multifactor ETF (VFMF)

Vanguard U.S. Quality Factor ETF (VFQY)

Vanguard U.S. Value Factor ETF (VFVA)

Vanguard Whitehall Funds

Vanguard Emerging Markets Government Bond ETF (VWOB)

Vanguard High Dividend Yield ETF (VYM)

Vanguard International Dividend Appreciation ETF (VIGI)

Vanguard International High Dividend Yield ETF (VYMI)

Vanguard World Fund

Vanguard Communication Services ETF (VOX)

Vanguard Consumer Discretionary ETF (VCR)

Vanguard Consumer Staples ETF (VDC)

Vanguard Energy ETF (VDE)

Vanguard ESG International Stock ETF (VSGX)

Vanguard ESG U.S. Corporate Bond ETF (VCEB)

Vanguard ESG U.S. Stock ETF (ESGV)

Vanguard Extended Duration Treasury ETF (EDV)

Vanguard Financials ETF (VFH)

Vanguard Health Care ETF (VHT)

Vanguard Industrials ETF (VIS)

Vanguard Information Technology ETF (VGT)

Vanguard Materials ETF (VAW)

Vanguard Mega Cap ETF (MGC)

Vanguard Mega Cap Growth ETF (MGK)

Vanguard Mega Cap Value ETF (MGV)

Vanguard Utilities ETF (VPU)